UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2025

Commission File Number: 000-56399

BrooQLy Inc.
(Exact name of registrant as specified in its charter)

Nevada	86-2265420
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

10101 S. Robert Road, Suite 209 Palos Hills, Illinois	60465
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: 718-705-8770

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of  New Independent Director

On March 18th, 2025, BrooQLy Inc. DBA Dynamic Aerospace Systems, a Nevada corporation (the “Company”), appointed Mr. Ron J Rich to the Company’s Board of Directors as an Independent Board Member.

Mr. Rich is 64 years old, and has held multiple leadership positions, including Vice President of Propulsion Systems at Honeywell Aerospace, where he spearheaded initiatives to enhance engine performance and reliability. His tenure at Honeywell also included driving research collaborations, such as the landmark agreement with the University of Arizona, designed to streamline aerospace research and development. His dedication to advancing aerospace technology and engineering education earned him the Circle of Excellence Award from the university’s Engineering Design Program in 2019.

Mr. Rich is a graduate of the University of Arizona with a Bachelor's of Science in Mechanical Engineering

Currently serving as Vice President of the Engineering Solutions Business at Intertec International, Mr. Rich continues to lead innovation in engineering services, bringing valuable insight and expertise to Dynamic Aerospace Corporation.

There are no family relationships between Mr. Rich and any other director or officers of the Company. There are no transactions with related persons involving Mr. Rich and any officers and directors and the Company which would require disclosure pursuant to Item 404(a) of Regulation S-K. There is no arrangement or understanding between Mr. Rich and any other person pursuant to which he was selected as a director.

As of the date of this Current Report, the Board of Directors had not determined to which committees Mr. Rich would be named.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release dated March 19, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BrooQly Inc.

/s/ Kent Wilson

By: Kent Wilson

Title: CEO / Chairman of Board

Date: March 19, 2025

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